EXECUTION VERSION

COLUMBIA FUNDS

TERMINATION, REPLACEMENT AND

RESTATEMENT AGREEMENT RELATING TO

$1,000,000,000 CREDIT AGREEMENT

Dated as of December 8, 2015

CITIBANK, N.A., and

HSBC BANK USA, N.A.,

each as a Syndication Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Documentation Agent,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, and

J.P. MORGAN SECURITIES LLC,

CITIGROUP GLOBAL MARKETS INC., and

HSBC BANK USA, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this “TRR Agreement”) dated as of December 8, 2015, among (i) the trusts listed on Schedule I (the “Registrants”), each of which is executing this TRR Agreement on behalf of its respective underlying series set forth beneath such Registrant’s name on Schedule I (each such series, individually, a “Borrower” and, collectively, the “Borrowers”), (ii) the several banks and other financial institutions from time to time parties to this TRR Agreement (the “Lenders”), and (iii) JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”);

WHEREAS, certain of the Borrowers, certain of the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 9, 2014 (as it has been terminated, replaced and restated, amended, supplemented or otherwise modified heretofore, the “Original Credit Agreement”);

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Original Credit Agreement.

WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

WHEREAS, the Lenders and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Termination, Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

(a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the “New Credit Agreement”) identical in form and substance to the Original Credit Agreement except as expressly set forth below.

(b) The heading of the New Credit Agreement shall read as follows:

CREDIT AGREEMENT, dated as of December 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among (i) the trusts listed on Schedule I (the “Registrants”), each of which is executing this Agreement on behalf of its respective underlying series set forth beneath such Registrant’s name on Schedule I (each such series, individually, a “Borrower” or “Fund” and, collectively, the “Borrowers” or “Funds”), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the “Lenders”), (iii) each of Citibank, N.A. and HSBC Bank USA, N.A., as a Syndication Agent (collectively, the “Syndication Agents”) and (iv) JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”);

(c) Section 1.1 of the New Credit Agreement is hereby amended so that each of the following definitions reads in its entirety as stated below:

“Agreement”: as defined in the Preamble hereto.

“Aggregate Commitment”: the total of all Commitments of all Lenders, as may be reduced from time to time in accordance with the terms of this Agreement. On December 8, 2015, the Aggregate Commitment shall be equal to $1,000,000,000.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or its Subsidiaries from time to time concerning or relating to money laundering, bribery or corruption, or any jurisdiction applicable to any Lender concerning or relating to money laundering.

“Applicable Margin”: 1.00% per annum.

“Federal Funds Rate” means, for any day, a rate per annum equal to the greatest of (a) the Eurodollar Rate for a one-month interest period commencing two business days after such day, (b) the federal funds effective rate in effect on such day and (c) the overnight bank funding rate in effect on such day; provided, however, that (i) notwithstanding the rate calculated in accordance with the foregoing, at no time shall the Federal Funds Rate be less than 0% per annum, and (ii) for any day that is not a business day, “Federal Funds Rate” shall mean the Federal Funds Rate, as calculated above, in effect on the last business day prior to such day.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, the United Nations or the European Union and its member countries, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person that is the subject of any Sanctions, including without limitation any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person described in clauses (a) or (b).

“Swing Line Commitment”: with respect to each Swing Line Lender, the obligation of such Swing Line Lender to make Swing Line Loans pursuant to Section 2.13 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Swing Line Lender’s name on Schedule II under the heading “Amount of Swing Line Commitment.”

“Swing Line Lender”: each of JPMorgan, Citibank, N.A., and HSBC Bank USA, N.A.

“Termination Date”: December 6, 2016, or such earlier date on which the Commitments shall terminate as provided herein.

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(d) Section 1.1 of the New Credit Agreement is hereby further amended by inserting the following definitions in their appropriate alphabetical order:

“Eurodollar Rate” means the rate per annum (adjusted for statutory reserve requirements for eurocurrency liabilities) equal to the offered rate per annum for eurodollar deposits for a period equal to one month appearing on Reuters Page LIBOR01 (or any successor or substitute page which displays an average ICE Benchmark Administration Interest Settlement Rate or any successor thereto).

“Swing Line Agent”: JPMorgan.

“Swing Line Pro Rata Share”: (i) as to JPMorgan, 33.34%; (ii) as to Citibank, N.A., 33.33%; and (iii) as to HSBC Bank USA, N.A., 33.33%

(e) Section 1.1 of the New Credit Agreement is hereby further amended by deleting the following definitions therefrom: “LIBOR Reference Rate” and “Original Credit Agreement.”

(f) Section 2.2(a) of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

(a) A Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that the Borrower (or a Registrant on its behalf) shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 P.M. New York City time on the requested Borrowing Date in accordance with Section 9.2), specifying (i) the amount to be borrowed, and (ii) the requested Borrowing Date. Subject to Section 2.15, the aggregate amount of each borrowing by a Borrower under the Commitments on any Borrowing Date shall be in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Commitments are less than $1,000,000, such lesser amount). Upon receipt of any such notice from a Borrower (or a Fund on its behalf), the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of such Borrower at the office of the Administrative Agent specified in Section 9.2 prior to 4:00 P.M., New York City time, on the Borrowing Date requested by such Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to such Borrower on such Borrowing Date by the Administrative Agent transferring by wire to the account of such Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent; provided that if, on the Borrowing Date of any Revolving Credit Loans of a Borrower, any Swing Line Loans to such Borrower shall be outstanding, the proceeds of such Revolving Credit Loans to such Borrower shall first be applied to pay in full such Swing Line Loans, with any remaining proceeds to be made available to such Borrower as provided above. Anything to the contrary in this Agreement notwithstanding, each of the Administrative Agent, each

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Lender and the Swing Line Agent may rely solely upon a telephonic request which the Administrative Agent or the Swing Line Agent, as the case may be, reasonably believes is made on behalf of a Borrower in making Revolving Credit Loans or Swing Line Loans hereunder. Each such telephonic request for a Revolving Credit Loan or Swing Line Loan shall constitute a representation and warranty by the applicable Borrower as of the date thereof that the conditions contained in Section 4.2 have been satisfied with respect to such Borrower. Such telephonic request shall be confirmed promptly in writing, by facsimile or other mutually acceptable electronic transmission medium, which written confirmation must be received by the Administrative Agent or Swing Line Agent, as the case may be, on the proposed Borrowing Date in form and substance satisfactory to the Administrative Agent or Swing Line Agent, as the case may be. Each Borrower agrees to indemnify and hold harmless the Administrative Agent, the Swing Line Agent, each Lender and each Swing Line Lender for any reasonable action taken, including, without limitation, the making of Revolving Credit Loans or Swing Line Loans to such Borrower hereunder, or loss or expense incurred, by the Administrative Agent, the Swing Line Agent, such Lender or such Swing Line Lender in good faith reliance upon such telephonic request for a Revolving Credit Loan or Swing Line Loan; provided that such Borrower shall not be liable for any such indemnification to the Administrative Agent or the Swing Line Agent to the extent the same shall result solely form the gross negligence or willful misconduct of the Administrative Agent or the Swing Line Agent.

(g) Section 2.3(a) of the New Credit Agreement is hereby amended by deleting the first sentence in its entirety and inserting in lieu thereof the following:

Each Borrower severally, and neither jointly nor jointly and severally, agrees to pay to the Administrative Agent for the account of each Lender such Borrower’s Pro Rata Allocation (as adjusted from time to time in accordance with the terms hereof) of a commitment fee (“Commitment Fee”) during the period which shall begin on the first day of the Commitment Period and shall extend to the Termination Date, which Commitment Fee shall be a quarterly fee, computed at the rate of 0.15% per annum on, subject to the last sentence of this Section 2.3, the average daily amount of the Available Commitments of all Lenders in the aggregate during each calendar quarter.

(h) Sections 2.13, 2.14 and 2.15 of the New Credit Agreement are hereby amended by deleting such sections in their entirety and inserting in lieu thereof the following:

2.13 Swing Line Commitment. Subject to the terms and conditions hereof, each Swing Line Lender agrees to make available to each Borrower a portion of the credit otherwise available under the Commitments from time to time during the Commitment Period by making swing line loans (“Swing Line Loans”) to such Borrower in an aggregate principal amount not to exceed at any one time outstanding such Swing Line Lender’s Swing Line Commitment; provided, however, that the Swing Line Loans outstanding at any time, when aggregated with such Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may not exceed the Swing Line Lender’s Commitment then in effect; and provided further, however, that on the date of the making of any Swing Line Loan and while any Swing Line Loan is outstanding, the sum of the aggregate principal amount of all outstanding Revolving Credit Loans and Swing Line Loans shall not exceed the total Commitments (less the Commitment of any non-funding

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Lender referred to in Section 2.9(b)). During the Commitment Period applicable to each Borrower, such Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Each Swing Line Loan shall bear interest at a rate per annum equal to the Federal Funds Rate plus the Applicable Margin. In no event shall any Lender be obligated to make Revolving Credit Loans or Swing Line Loans if it would cause the sum of the aggregate principal amount of such Lender’s Revolving Credit Loans, Swing Line Participation Amounts and Swing Line Loans to exceed such Lender’s Commitment.

2.14 Procedure for Swing Line Borrowing. Whenever a Borrower desires that the Swing Line Lenders make Swing Line Loans under Section 2.13, the Borrower (or the applicable Registrant of which it is a series) shall give the Swing Line Agent irrevocable telephonic notice confirmed promptly in writing, by facsimile or other mutually acceptable electronic transmission medium, to the attention of Joseph Burke (at facsimile number: (302) 634-4733; email: 12012443577@TLS.ldsprod.com) or such other person or persons which may be designated by the Swing Line Agent from time to time (which telephonic notice must be received by the Swing Line Agent not later than 4:00 P.M., New York City time, on the proposed Borrowing Date, and which written confirmation must be received by the Swing Line Agent on the proposed Borrowing Date in form and substance satisfactory to the Swing Line Agent), specifying the amount of each requested Swing Line Loan. Each borrowing under the Swing Line Commitment shall be in an amount equal to $250,000 or an integral multiple of $100,000 in excess thereof. Upon receipt of any such notice from a Borrower (or the applicable Registrant), the Swing Line Agent shall promptly notify the Administrative Agent thereof, and the Administrative Agent shall promptly notify the Swing Line Lenders thereof. Upon receipt of notice of a request for a Swing Line Loan from the Administrative Agent, each Swing Line Lender shall make its Swing Line Pro Rata Share of such borrowing available to such Borrower, on the Borrowing Date requested by such Borrower, by transferring such amount by wire or book entry to the account of such Borrower such Swing Line Loan in immediately available funds.

2.15 Refunding of Swing Line Loans. (a) Either the Swing Line Agent or the Administrative Agent, at any time in its sole and absolute discretion may, and on the seventh day (or if such day is not a Business Day, the next Business Day following the seventh day) after the Borrowing Date with respect to any Swing Line Loans to a Borrower shall, on behalf of such Borrower (and each Borrower hereby irrevocably directs the Swing Line Agent and Administrative Agent to so act on its behalf and with respect to such Borrower), upon notice given by the Swing Line Agent to the Administrative Agent, or by the Administrative Agent, no later than 10:00 A.M., New York City time, on the relevant refunding date, request each Lender to make, and, subject to Section 2.2(b), each Lender hereby agrees to make, a Revolving Credit Loan to such Borrower, at the rate applicable to the Swing Line Loans of such Borrower, in an amount equal to such Lender’s Commitment Percentage of the amount of such Swing Line Loans of such Borrower (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay the Swing Line Lenders. Each Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at its office set forth in Section 9.2 in immediately available funds, no later than 1:00 P.M., New York City time, on the date of such notice. The proceeds of such Revolving Credit Loans shall be

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distributed by the Administrative Agent to the Swing Line Lenders and immediately applied by the Swing Line Lenders to repay the Refunded Swing Line Loans. Effective on the day such Revolving Credit Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans. Notwithstanding any provision hereof to the contrary, if prior to the seventh day (or if such day is not a Business Day, the next Business Day following such seventh day) after the Borrowing Date with respect to any Swing Line Loan, any Swing Line Lender lending such Swing Line Loan requests the refunding of such Swing Line Loan as described in the first sentence above, the Administrative Agent shall effect the refunding of all outstanding Swing Line Loan as described above.

(b) The making of any Swing Line Loan hereunder at the request of a Borrower shall be subject to the satisfaction of the applicable conditions precedent thereto set forth in Section 4 (unless otherwise waived in accordance with Section 9.1).

(c) If prior to the making of a Revolving Credit Loan to a Borrower pursuant to Section 2.15(a) one of the events described in paragraph (e) of Section 7 shall have occurred with respect to such Borrower, each Lender severally, unconditionally and irrevocably agrees that it shall purchase a participating interest in the applicable Swing Line Loans (“Unrefunded Swing Line Loans”) in an amount equal to the amount (if any) of Revolving Credit Loans which would otherwise have been made by such Lender pursuant to Section 2.15(a). Each Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation (the “Swing Line Participation Amount”), and the proceeds of such participation shall be distributed by the Administrative Agent to the Swing Line Lenders in such amount as will reduce the amount of the participating interest retained by the Swing Line Lenders in their Swing Line Loans to the amount of the Revolving Credit Loans which were to have been made by it pursuant to Section 2.15(a).

(d) Whenever, at any time after any Swing Line Lender has received from any Lender such Lender’s Swing Line Participation Amount, such Swing Line Lender receives any payment on account of the Swing Line Loans, such Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by such Swing Line Lender is required to be returned, such Lender will return to such Swing Line Lender any portion thereof previously distributed to it by such Swing Line Lender.

(e) Each Lender’s obligation to make the Revolving Credit Loans referred to in Section 2.15(a) and to purchase participating interests pursuant to Section 2.15(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4; (iii) any

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adverse change in the condition (financial or otherwise) of any Borrower; (iv) any breach of this Agreement or any other Loan Document by any Borrower or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, other than solely the gross negligence or willful misconduct of the Swing Line Lender in making a Swing Line Loan with actual knowledge by the officer responsible for the making of such Swing Line Loan that such Swing Line Loan is made without satisfaction of the applicable conditions precedent thereto set forth in Section 4 and without a waiver in accordance with Section 9.1.

(f) Each Borrower agrees to pay upon demand by any Swing Line Lender any Swing Line Loan made to such Borrower, or portion thereof, which is not refunded by the Lenders pursuant to this Section 2.15 (and such Borrower may borrow a Revolving Credit Loan under the Commitments to satisfy such demand; provided that, for purposes of determining the Available Commitment, the Commitment of any non-refunding Lender shall be excluded). Notwithstanding anything to the contrary contained in this Agreement, any Lender that fails to make available a Revolving Credit Loan pursuant to Section 2.15(a) or purchase a participating interest in a Swing Line Loan pursuant to Section 2.15(c) shall be deemed delinquent (a “Delinquent Lender”) and to the extent a Borrower subsequently repays any outstanding Revolving Credit Loans, the Delinquent Lender’s pro rata share of such repayment, if any, shall be paid by the Administrative Agent to the Swing Line Lenders, until the Delinquent Lender’s pro rata share of such Swing Line Loan is repaid in full.

(i) Section 3.21 of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

3.21 Anti-Corruption Laws and Sanctions. Each Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and each Borrower, its Subsidiaries and their respective officers, directors and employees and to the knowledge of such Borrower, its affiliates and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions. None of (a) such Borrower, any Subsidiary of such Borrower or any of their respective directors, officers or employees, or (b) to the knowledge of such Borrower, any affiliate or agent of the Borrower or any Subsidiary of such Borrower that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds of any Loan or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.

(j) Section 6.6 of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

6.6 Limitation on Distributions. At any time, make any distribution to the shareholders (including, without limitation, any dividends or any repurchase of capital interests) of such Borrower, whether now or hereafter existing, either directly or indirectly, whether in cash or property or in obligations of the Borrower if such distribution results in a Default or Event of Default. During the occurrence and

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continuation of an Event of Default specified in paragraphs (a) or (e) of Section 7 or an Event of Default arising in connection with a Borrower’s having failed to comply with Section 6.1, make any distribution to the shareholders (including, without limitation, any dividends or any repurchase of capital interests) of such Borrower, whether now or hereafter existing, either directly or indirectly, whether in cash or property or in obligations of such Borrower. Notwithstanding the foregoing, nothing herein shall prevent a Borrower from making (i) distributions that are required to enable such Borrower to qualify as a “regulated investment company” under Sections 851-855 of the Code or otherwise to minimize or eliminate federal or state income or excise taxes payable by such Borrower, or (ii) distributions that are required by any other Requirement of Law.

(k) Section 6.13 of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

6.13 Prohibited Use of Proceeds. Each Borrower shall not request any Loan, and each Borrower shall not, directly or indirectly, use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Person (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person, including Sanctions applicable to any party hereto.

(l) Section 7(c) of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

(c) A Registrant, on its own behalf or on behalf of the series thereof which are Borrowers, shall default in the observance or performance of (i) Section 6.13 or (ii) any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) and (b) of this Section), and such default shall continue unremedied for a period of 30 days; or solely in the case of such default arising under Sections 5.4, 5.7 or 6.5, 5 Business Days; or solely in the case of such default arising under Section 5.2(b), 10 days from the delivery of notice thereof by the Administrative Agent to such Registrant (unless the Administrative Agent shall have reasonably determined that the non-delivery of information giving rise to such default under Section 5.2(b) shall have materially impaired the rights of the Lenders hereunder, in which case such default shall ripen into an Event of Default if unremedied after the earlier of 10 days from delivery of notice or 30 days after the occurrence thereof); or

(m) Section 8.9 of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

8.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 Business Days’ notice to the Lenders and the Borrowers. If the Administrative Agent shall resign as Administrative Agent under this Agreement

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and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders whereupon, if such Lender accepts such appointment, such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

(n) Section 9.1 of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

9.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with each Registrant, on behalf of the series thereof which are Borrowers, written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of such Borrowers hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection (or any other provision of this Agreement which expressly provides that the consent of all the Lenders is required to take any action) or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by any Borrower or any Registrant of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all the Lenders, or (iii) amend, waive or modify the first three sentences of Section 2.9(a), in each case without the written consent of all the Lenders, or (iv) amend, waive or modify the requirement contained in the first sentence of Section 2.16(a) that consent of all the Lenders is required to approve the addition of Borrowers to this Agreement, in each case without the written consent of all the Lenders, or (v) amend, waive or modify Section 2.6(b) without the written consent of all the Lenders, or (vi) amend, waive or modify Section 6.1 without the written consent of all the Lenders, (vii) amend, modify or waive any provision of Section 8 without the written consent of the then Administrative Agent, or (viii) amend, waive or modify Section 4 without the written consent of all the Lenders, or (ix) amend, waive or modify Section 2.10 without the written consent of all the Lenders. Any such waiver and any such

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amendment, supplement or modification shall be effective (A) only for such Borrower(s) on whose behalf a Fund executed such document(s) and (B) in the specific instance and for the specific purpose for which given.

(o) Section 9.7(a) of the New Credit Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

9.7 Adjustments; Set-off. (a) Subject to Section 2.2(b), if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest; provided further that the provisions of this paragraph shall not be construed to apply to any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant.

(p) Section 9.10(b)(i) of the New Credit Agreement is hereby amended by deleting clause (vi) thereof in its entirety and inserting in lieu thereof the following:

(vi) subject to an agreement containing provisions substantially the same as those of this subsection, to any Assignee or Participant or any prospective Assignee or Participant which executes such agreement, or to any actual or prospective party (and its advisor and agents) to any swap, derivative, securitization, credit insurance or other transaction under which payments are to be made by reference to a Borrower and its obligations, the Credit Agreement or payment hereunder

(q) Section 9.12(a) of the New Credit Agreement is hereby amended by deleting the words “non-exclusive general jurisdiction” contained therein and inserting in lieu thereof the words: “exclusive general jurisdiction”.

(r) Section 9.19 of the New Credit Agreement is hereby further amended by deleting Section 9.19 in its entirety.

(s) Schedule I of the New Credit Agreement shall be in the form of Schedule I to this TRR Agreement.

(t) Schedule Ia of the New Credit Agreement shall be in the form of Schedule Ia to this TRR Agreement.

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(u) Schedule II of the New Credit Agreement shall be in the form of Schedule II to this TRR Agreement.

(v) As used in any Schedule or Exhibit to the Credit Agreement the term “Credit Agreement” shall mean the “Agreement” (as defined above).

SECTION 2. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this TRR Agreement and to make the Loans, each Registrant on behalf of itself and each Borrower on whose behalf it acts hereby represents and warrants to the Administrative Agent and each Lender that (it being agreed that each such Registrant represents and warrants only to matters with respect to itself and each of its Borrowers, and each Borrower represents and warrants only to matters with respect to itself):

(a) This TRR Agreement and the New Credit Agreement (and the execution, delivery and performance thereof) have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) The representations and warranties set forth in Section 3 of the New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof (and such representations therein applicable to or referencing the Credit Agreement shall be deemed to apply and refer to this TRR Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness. This TRR Agreement and the New Credit Agreement, including the agreement of each Lender to make Loans thereunder, shall become effective as of the date hereof (the “Effective Date”) upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 4.1 of the New Credit Agreement):

(a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties named on the signature pages hereto.

(b) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

11

(c) All legal matters incident to this TRR Agreement, the New Credit Agreement and the borrowings and extensions of credit thereunder shall be satisfactory to the Lenders and to Pryor Cashman LLP, counsel for the Administrative Agent.

(d) The Administrative Agent shall have received on the date hereof:

(i) a certificate of the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of each Registrant dated the date hereof and certifying that attached thereto are true and correct copies of the following: (A) resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of such Registrant on behalf of each series thereof that is a Borrower (or itself if it is a Borrower), authorizing this TRR Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; (B) such Registrant’s declaration of trust or articles of incorporation, as the case may be, and all amendments thereto; (C) such Registrant’s bylaws and all amendments thereto; (D) such Registrant’s Investment Management Agreement and all amendments thereto; (E) such Registrant’s Custodian Agreement(s) and all amendments thereto; (F) designation of the location where the most recent Prospectus is publicly available for each Fund, or a copy of such prospectus; and (G) designation of the location where the most recent Statement of Additional Information is publicly available for each Fund, or a copy of such Statement of Additional Information. To the extent that any of the documents referred to in clauses (B), (C), (D) and (E) above (i) has been previously delivered to the Administrative Agent in connection with the Original Credit Agreement or a subsequent amendment to the Original Credit Agreement and (ii) has not been amended since the date of such delivery and continues to be in full force and effect, the Registrants may deliver to the Administrative Agent an officer’s certificate to such effect in lieu of such document (such certificate shall state when such document was previously delivered);

(ii) a certificate of the Secretary or Assistant Secretary of each Registrant dated the date hereof and certifying as to the incumbency and specimen signature of each officer executing this TRR Agreement, the New Credit Agreement or any other document delivered in connection herewith on behalf of such Registrant;

(iii) a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificates pursuant to (ii) above; and

(iv) such other documents as the Lenders or counsel for the Administrative Agent may reasonably request.

(e) To the extent requested by the Administrative Agent or any Lender, the Administrative Agent or such Lender, as applicable, shall have received, for each Borrower, a Form FR U-1 executed by the applicable Registrant on behalf of such Borrower, together with a current list of assets of such Borrower (including all “margin stock” (as defined in Regulation U) of such Borrower) in conformity with the requirements of Form FR U-1.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Registrants hereunder.

12

SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 5. Original Credit Agreement. Until the occurrence of the earlier to occur of the Effective Date as provided in Section 3 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein.

SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts (including by facsimile or other electronic transmission), each of which shall constitute an original but all of which when taken together shall constitute but one contract.

SECTION 7. Expenses. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its Pro Rata Allocation (as defined in the New Credit Agreement) of the Administrative Agent’s out-of-pocket expenses in connection with this TRR Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as provided for in the Fee Letter dated as of November 16, 2015 among the Administrative Agent and the Borrowers.

SECTION 8. Effect on the Documents; Loan Document. Except as expressly waived or amended hereby, the New Credit Agreement and all Loan Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by each Registrant, on behalf of itself and on behalf of each Borrower a series thereof, or on behalf of itself if it is a Borrower. For the avoidance of doubt, the parties acknowledge and agree that this TRR Agreement is a “Loan Document” as such term is defined in the New Credit Agreement.

[Signature pages to follow.]

13

IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Kenise Henry Larmond
	Name:	Kenise Henry Larmond
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

Each of the Registrants listed on Schedule I, on behalf of itself and each of its underlying series set forth beneath its name on Schedule I

By:	/s/ Michael G. Clarke
	Name:	Michael G. Clarke
	Title*:	Chief Accounting Officer

*	(The above-signed officer holds this office with each of the Registrants)

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Shakil Ahmed
	Name:	Shakil Ahmed
	Title:	Director

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

CITIBANK, N.A.

By:	/s/ Lisa Huang
	Name:	Lisa Huang
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:	/s/ Matthew C. White
	Name:	Matthew C. White
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Casey Kelly
	Name:	Casey Kelly
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:	/s/ Kenneth P. Sneider, Jr.
	Name:	Kenneth P. Sneider, Jr.
	Title:	Managing Director

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher Catucci
	Name:	Christopher Catucci
	Title:	VP, Insurance Banking Division

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director

By:	/s/ Ming K Chu
	Name:	Ming K. Chu
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

CREDIT SUISSE AG NEW, YORK BRANCH

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

BNP PARIBAS

By:	/s/ Phil Truesdale
	Name:	Phil Truesdale
	Title:	Managing Director

By:	/s/ Nair P. Raghu
	Name:	Nair P. Raghu
	Title:	Vice President

COLUMBIA FUNDS

2015 TRR AGREEMENT SIGNATURE PAGE

GOLDMAN SACHS BANK USA

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

SCHEDULE I

REGISTRANTS & BORROWERS*

Columbia Funds Series Trust II

Active Portfolios® Multi-Manager Value Fund

Columbia Absolute Return Currency and Income Fund

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia Asia Pacific ex-Japan Fund

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Diversified Equity Income Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia European Equity Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Bond Fund

Columbia Global Equity Value Fund

Columbia Global Infrastructure Fund

Columbia Global Opportunities Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Inflation Protected Securities Fund

Columbia Large Core Quantitative Fund

Columbia Large Growth Quantitative Fund

Columbia Large Value Quantitative Fund

Columbia Limited Duration Credit Fund

Columbia Large Cap Growth Fund IV (f/k/a Columbia Marsico Flexible Capital Fund)

Columbia Minnesota Tax-Exempt Fund

Columbia Money Market Fund

Columbia Mortgage Opportunities Fund

Columbia Multi-Advisor Small Cap Value Fund

Columbia Select Global Equity Fund (f/k/a Columbia Global Equity Fund)

Columbia Select Large-Cap Value Fund

Columbia Select Smaller-Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Small/Mid Cap Value Fund

Columbia U.S. Government Mortgage Fund

*	Registrants, including Registrants that are also Borrowers, are designated in bold type face; each Borrower that is a series is listed below the name of the Registrant that acts on such Borrower’s behalf.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Balanced Fund

Columbia Variable Portfolio – Cash Management Fund

Columbia Variable Portfolio – Commodity Strategy Fund

Columbia Variable Portfolio – Core Equity Fund

Columbia Variable Portfolio – Dividend Opportunity Fund

Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Variable Portfolio – Emerging Markets Fund

Columbia Variable Portfolio – Global Bond Fund

Columbia Variable Portfolio – High Yield Bond Fund

Columbia Variable Portfolio – Income Opportunities Fund

Columbia Variable Portfolio – Intermediate Bond Fund (f/k/a Columbia Variable Portfolio – Diversified Bond Fund)

Columbia Variable Portfolio – Large Cap Growth Fund

Columbia Variable Portfolio – Large Cap Index Fund (f/k/a Columbia Variable Portfolio – S&P 500 Index Fund)

Columbia Variable Portfolio – Large Core Quantitative Fund

Columbia Variable Portfolio – Limited Duration Credit Fund

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Columbia Variable Portfolio – Mid Cap Growth Fund (f/k/a Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund)

Columbia Variable Portfolio – Mid Cap Value Fund (f/k/a Columbia Variable Portfolio – Mid Cap Value Opportunity Fund)

Columbia Variable Portfolio – Select International Equity Fund (f/k/a Columbia Variable Portfolio – International Opportunity Fund)

Columbia Variable Portfolio – Select Large-Cap Value Fund

Columbia Variable Portfolio – Select Smaller-Cap Value Fund

Columbia Variable Portfolio – Seligman Global Technology Fund

Columbia Variable Portfolio – U.S. Equities Fund (f/k/a Variable Portfolio – Columbia Wanger U.S. Equities Fund)

Columbia Variable Portfolio – U.S. Government Mortgage Fund

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – American Century Diversified Bond Fund

Variable Portfolio – Blackrock Global Inflation-Protected Securities Fund

Variable Portfolio – Columbia Wanger International Equities Fund

Variable Portfolio – Conservative Portfolio

Variable Portfolio – DFA International Value Fund

Variable Portfolio – Eaton Vance Floating-Rate Income Fund

Variable Portfolio – Holland Large Cap Growth Fund

Variable Portfolio – Invesco International Growth Fund

Variable Portfolio – J.P. Morgan Core Bond Fund

Variable Portfolio – Jennison Mid Cap Growth Fund

Variable Portfolio – Loomis Sayles Growth Fund

Variable Portfolio – MFS Value Fund

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Morgan Stanley Global Real Estate Fund

Variable Portfolio – NFJ Dividend Value Fund

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund

Variable Portfolio – Partners Small Cap Growth Fund

Variable Portfolio – Partners Small Cap Value Fund

Variable Portfolio – Pyramis® International Equity Fund

Variable Portfolio – Sit Dividend Growth Fund

Variable Portfolio – TCW Core Plus Bond Fund

Variable Portfolio – Victory Established Value Fund

Variable Portfolio – Wells Fargo Short Duration Government Fund

Columbia Funds Series Trust

Columbia AMT-Free California Intermediate Muni Bond Fund

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

Columbia AMT-Free Virginia Intermediate Muni Bond Fund

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Convertible Securities Fund

Columbia Global Strategic Equity Fund (f/k/a Columbia LifeGoal Growth Portfolio)

Columbia International Opportunities Fund (f/k/a Columbia Marsico International Opportunities Fund)

Columbia International Value Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Large Cap Growth Fund II (f/k/a Columbia Marsico 21st Century Fund)

Columbia Large Cap Growth Fund III (f/k/a Columbia Marsico Focused Equities Fund)

Columbia Select Global Growth Fund (f/k/a Columbia Marsico Global Fund)

Columbia Large Cap Growth Fund V(f/k/a Columbia Marsico Growth Fund)

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Overseas Value Fund

Columbia Select International Equity Fund (f/k/a Columbia Multi-Advisor International Equity Fund)

Columbia Select Large Cap Equity Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Columbia Funds Series Trust I

Active Portfolios® Multi-Manager Alternative Strategies Fund

Active Portfolios® Multi-Manager Core Plus Bond Fund

Active Portfolios® Multi-Manager Growth Fund

Active Portfolios® Multi-Manager Small Cap Equity Fund

CMG Ultra Short Term Bond Fund

Columbia Adaptive Alternatives Fund

Columbia Adaptive Risk Allocation Fund

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Columbia AMT-Free Intermediate Muni Bond Fund

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Columbia AMT-Free New York Intermediate Muni Bond Fund

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Diversified Absolute Return Fund

Columbia Diversified Real Return Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Global Dividend Opportunity Fund

Columbia Global Energy and Natural Resources Fund

Columbia Global Inflation-Linked Bond Plus Fund

Columbia Global Technology Growth Fund

Columbia Global Unconstrained Bond Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Bond Fund

Columbia Large Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Multi-Asset Income Fund

Columbia New York Tax-Exempt Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Strategic Income Fund

Columbia Tax-Exempt Fund

Columbia U.S. Social Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Funds Variable Insurance Trust

Columbia Variable Portfolio – Asset Allocation Fund

Columbia Variable Portfolio – Contrarian Core Fund

Columbia Variable Portfolio – Core Bond Fund

Columbia Variable Portfolio – Diversified Absolute Return Fund (f/k/a Columbia Variable Portfolio – Multi-Strategy Alternatives Fund)

Columbia Variable Portfolio – Managed Volatility Conservative Fund

Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund

Columbia Variable Portfolio – Managed Volatility Growth Fund

Columbia Variable Portfolio – Select Large Cap Growth Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

Variable Portfolio – AQR Managed Futures Strategy Fund

Variable Portfolio – Multi-Manager Diversified Income Fund

Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund

Variable Portfolio – Pyrford International Equity Fund

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – International Opportunities Fund (f/k/a Columbia Variable Portfolio – Marsico International Opportunities Fund)

Columbia Variable Portfolio – Large Cap Growth Fund II (f/k/a Columbia Variable Portfolio – Marsico 21st Century Fund)

Columbia Variable Portfolio – Large Cap Growth Fund III (f/k/a Columbia Variable Portfolio – Marsico Focused Equities Fund)

Variable Portfolio – Loomis Sayles Growth Fund II (f/k/a Columbia Variable Portfolio – Marsico Growth Fund)

SCHEDULE Ia

DESIGNATED BORROWERS,

DESIGNATED PERCENTAGES

AND PRO RATA ALLOCATIONS

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Columbia Funds Series Trust II
Active Portfolios® Multi-Manager Value Fund	No	n.a.
Columbia Absolute Return Currency and Income Fund	Yes	500%
Columbia AMT-Free Tax-Exempt Bond Fund	No	n.a.
Columbia Asia Pacific ex-Japan Fund	No	n.a.
Columbia Capital Allocation Aggressive Portfolio	No	n.a.
Columbia Capital Allocation Conservative Portfolio	No	n.a.
Columbia Capital Allocation Moderate Portfolio	No	n.a.
Columbia Commodity Strategy Fund	No	n.a.
Columbia Diversified Equity Income Fund	No	n.a.
Columbia Dividend Opportunity Fund	No	n.a.
Columbia Emerging Markets Bond Fund	No	n.a.
Columbia European Equity Fund	No	n.a.
Columbia Flexible Capital Income Fund	No	n.a.
Columbia Floating Rate Fund	No	n.a.
Columbia Global Bond Fund	No	n.a.
Columbia Global Equity Value Fund	No	n.a.
Columbia Global Infrastructure Fund	No	n.a.
Columbia Global Opportunities Fund	No	n.a.
Columbia High Yield Bond Fund	No	n.a.
Columbia Income Builder Fund	No	n.a.
Columbia Income Opportunities Fund	No	n.a.
Columbia Inflation Protected Securities Fund	No	n.a.
Columbia Large Core Quantitative Fund	No	n.a.
Columbia Large Growth Quantitative Fund	No	n.a.
Columbia Large Value Quantitative Fund	No	n.a.
Columbia Limited Duration Credit Fund	No	n.a.
Columbia Large Cap Growth Fund IV (f/k/a Columbia Marsico Flexible Capital Fund)	No	n.a.
Columbia Minnesota Tax-Exempt Fund	No	n.a.
Columbia Money Market Fund	No	n.a.
Columbia Mortgage Opportunities Fund	Yes	500%

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Columbia Multi-Advisor Small Cap Value Fund	No	n.a.
Columbia Select Global Equity Fund (f/k/a Columbia Global Equity Fund)	No	n.a.
Columbia Select Large-Cap Value Fund	No	n.a.
Columbia Select Smaller-Cap Value Fund	No	n.a.
Columbia Seligman Communications and Information Fund	No	n.a.
Columbia Seligman Global Technology Fund	No	n.a.
Columbia Short-Term Cash Fund	No	n.a.
Columbia Small/Mid Cap Value Fund	No	n.a.
Columbia U.S. Government Mortgage Fund	No	n.a.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund	No	n.a.
Columbia Variable Portfolio – Cash Management Fund	No	n.a.
Columbia Variable Portfolio – Commodity Strategy Fund	Yes	500%
Columbia Variable Portfolio – Core Equity Fund	No	n.a.
Columbia Variable Portfolio – Dividend Opportunity Fund	No	n.a.
Columbia Variable Portfolio – Emerging Markets Bond Fund	No	n.a.
Columbia Variable Portfolio – Emerging Markets Fund	No	n.a.
Columbia Variable Portfolio – Global Bond Fund	No	n.a.
Columbia Variable Portfolio – High Yield Bond Fund	No	n.a.
Columbia Variable Portfolio – Income Opportunities Fund	No	n.a.
Columbia Variable Portfolio – Intermediate Bond Fund (f/k/a Columbia Variable Portfolio –Fund)	No	n.a.
Columbia Variable Portfolio – Large Cap Growth Fund	No	n.a.
Columbia Variable Portfolio – Large Cap Index Fund (f/k/a Columbia Variable Portfolio – S&P 500 Index Fund)	No	n.a.
Columbia Variable Portfolio – Large Core Quantitative Fund	No	n.a.
Columbia Variable Portfolio – Limited Duration Credit Fund	No	n.a.
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	Yes	500%
Columbia Variable Portfolio – Mid Cap Growth Fund (f/k/a Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund)	No	n.a.
Columbia Variable Portfolio – Mid Cap Value Fund (f/k/a Columbia Variable Portfolio – Mid Cap Value Opportunity Fund)	No	n.a.
Columbia Variable Portfolio – Select International Equity Fund (f/k/a Columbia Variable Portfolio – International Opportunity Fund)	No	n.a.

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Columbia Variable Portfolio – Select Large-Cap Value Fund	No	n.a.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	No	n.a.
Columbia Variable Portfolio – Seligman Global Technology Fund	No	n.a.
Columbia Variable Portfolio – U.S. Equities Fund (f/k/a Variable Portfolio – Columbia Wanger U.S. Equities Fund)	No	n.a.
Columbia Variable Portfolio – U.S. Government Mortgage Fund	No	n.a.
Variable Portfolio – Aggressive Portfolio	No	n.a.
Variable Portfolio – American Century Diversified Bond Fund	No	n.a.
Variable Portfolio – Blackrock Global Inflation-Protected Securities Fund	No	n.a.
Variable Portfolio – Columbia Wanger International Equities Fund	No	n.a.
Variable Portfolio – Conservative Portfolio	No	n.a.
Variable Portfolio – DFA International Value Fund	No	n.a.
Variable Portfolio – Eaton Vance Floating-Rate Income Fund	No	n.a.
Variable Portfolio – Holland Large Cap Growth Fund	No	n.a.
Variable Portfolio – Invesco International Growth Fund	No	n.a.
Variable Portfolio – J.P. Morgan Core Bond Fund	No	n.a.
Variable Portfolio – Jennison Mid Cap Growth Fund	No	n.a.
Variable Portfolio – Loomis Sayles Growth Fund	No	n.a.
Variable Portfolio – MFS Value Fund	No	n.a.
Variable Portfolio – Moderate Portfolio	No	n.a.
Variable Portfolio – Moderately Aggressive Portfolio	No	n.a.
Variable Portfolio – Moderately Conservative Portfolio	No	n.a.
Variable Portfolio – Morgan Stanley Global Real Estate Fund	No	n.a.
Variable Portfolio – NFJ Dividend Value Fund	No	n.a.
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	No	n.a.
Variable Portfolio – Partners Small Cap Growth Fund	No	n.a.
Variable Portfolio – Partners Small Cap Value Fund	No	n.a.
Variable Portfolio – Pyramis® International Equity Fund	No	n.a.

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Variable Portfolio – Sit Dividend Growth Fund	No	n.a.
Variable Portfolio – TCW Core Plus Bond Fund	No	n.a.
Variable Portfolio – Victory Established Value Fund	No	n.a.
Variable Portfolio – Wells Fargo Short Duration Government Fund	No	n.a.
Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	No	n.a.
Columbia Capital Allocation Moderate Aggressive Portfolio	No	n.a.
Columbia Capital Allocation Moderate Conservative Portfolio	No	n.a.
Columbia Convertible Securities Fund	No	n.a.
Columbia Global Strategic Equity Fund (f/k/a Columbia LifeGoal Growth Portfolio)	No	n.a.
Columbia International Opportunities Fund (f/k/a Columbia Marsico International Opportunities Fund)	No	n.a.
Columbia International Value Fund	No	n.a.
Columbia Large Cap Enhanced Core Fund	No	n.a.
Columbia Large Cap Index Fund	No	n.a.
Columbia Large Cap Growth Fund II (f/k/a Columbia Marsico 21st Century Fund)	No	n.a.
Columbia Large Cap Growth Fund III (f/k/a Columbia Marsico Focused Equities Fund)	No	n.a.
Columbia Select Global Growth Fund (f/k/a Columbia Marsico Global Fund)	No	n.a.
Columbia Large Cap Growth Fund V (f/k/a Columbia Marsico Growth Fund)	No	n.a.
Columbia Mid Cap Index Fund	No	n.a.
Columbia Mid Cap Value Fund	No	n.a.
Columbia Overseas Value Fund	No	n.a.

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Columbia Select International Equity Fund (f/k/a Columbia Multi-Advisor International Equity Fund)	No	n.a.
Columbia Select Large Cap Equity Fund	No	n.a.
Columbia Short Term Bond Fund	No	n.a.
Columbia Short Term Municipal Bond Fund	No	n.a.
Columbia Small Cap Index Fund	No	n.a.
Columbia Small Cap Value Fund II	No	n.a.
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund	Yes	1,000%
Active Portfolios® Multi-Manager Core Plus Bond Fund	No	n.a.
Active Portfolios® Multi-Manager Growth Fund	No	n.a.
Active Portfolios® Multi-Manager Small Cap Equity Fund	No	n.a.
CMG Ultra Short Term Bond Fund	No	n.a.
Columbia Adaptive Alternatives Fund	Yes	400%
Columbia Adaptive Risk Allocation Fund	No	n.a.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free New York Intermediate Muni Bond Fund	No	n.a.
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	No	n.a.
Columbia Balanced Fund	No	n.a.
Columbia Bond Fund	No	n.a.
Columbia California Tax-Exempt Fund	No	n.a.
Columbia Contrarian Core Fund	No	n.a.
Columbia Corporate Income Fund	No	n.a.
Columbia Diversified Absolute Return Fund	Yes	400%
Columbia Diversified Real Return Fund	No	n.a.
Columbia Dividend Income Fund	No	n.a.
Columbia Emerging Markets Fund	No	n.a.
Columbia Global Dividend Opportunity Fund	No	n.a.
Columbia Global Energy and Natural Resources Fund	No	n.a.
Columbia Global Inflation-Linked Bond Plus Fund	No	n.a.
Columbia Global Technology Growth Fund	No	n.a.

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Columbia Global Unconstrained Bond Fund	Yes	500%
Columbia Greater China Fund	No	n.a.
Columbia High Yield Municipal Fund	No	n.a.
Columbia Intermediate Bond Fund	No	n.a.
Columbia Large Cap Growth Fund	No	n.a.
Columbia Mid Cap Growth Fund	No	n.a.
Columbia Multi-Asset Income Fund	No	n.a.
Columbia New York Tax-Exempt Fund	No	n.a.
Columbia Pacific/Asia Fund	No	n.a.
Columbia Real Estate Equity Fund	No	n.a.
Columbia Select Large Cap Growth Fund	No	n.a.
Columbia Small Cap Core Fund	No	n.a.
Columbia Small Cap Growth Fund I	No	n.a.
Columbia Small Cap Value Fund I	No	n.a.
Columbia Strategic Income Fund	No	n.a.
Columbia Tax-Exempt Fund	No	n.a.
Columbia U.S. Social Bond Fund	No	n.a.
Columbia U.S. Treasury Index Fund	No	n.a.
Columbia Value and Restructuring Fund	No	n.a.
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Asset Allocation Fund	No	n.a.
Columbia Variable Portfolio - Contrarian Core Fund	No	n.a.
Columbia Variable Portfolio - Core Bond Fund	No	n.a.
Columbia Variable Portfolio - Diversified Absolute Return Fund (f/k/a Columbia Variable Portfolio - Multi-Strategy Alternatives Fund)	Yes	500%
Columbia Variable Portfolio - Managed Volatility Conservative Fund	Yes	500%
Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund	Yes	500%
Columbia Variable Portfolio - Managed Volatility Growth Fund	Yes	500%
Columbia Variable Portfolio - Select Large Cap Growth Fund	No	n.a.
Columbia Variable Portfolio - Small Cap Value Fund	No	n.a.
Columbia Variable Portfolio - Small Company Growth Fund	No	n.a.
Columbia Variable Portfolio - Strategic Income Fund	No	n.a.
Variable Portfolio - AQR Managed Futures Strategy Fund	Yes	1,000%

Borrower	Designated Borrower	Designated Percentage	Pro Rata Allocation %
Variable Portfolio - Multi-Manager Diversified Income Fund	Yes	500%
Variable Portfolio - Multi-Manager Interest Rate Adaptive Fund	Yes	500%
Variable Portfolio - Pyrford International Equity Fund	No	n.a.
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio –International Opportunities Fund (f/k/a Columbia Variable Portfolio – Marsico International Opportunities Fund)	No	n.a.
Columbia Variable Portfolio – Large Cap Growth Fund II (f/k/a Columbia Variable Portfolio - Marsico 21st Century Fund)	No	n.a.
Columbia Variable Portfolio - Large Cap Growth Fund III (f/k/a Columbia Variable Portfolio - Marsico Focused Equities Fund)	No	n.a.
Variable Portfolio – Loomis Sayles Growth Fund II (f/k/a Columbia Variable Portfolio - Marsico Growth Fund)	No	n.a.

SCHEDULE II

COMMITMENTS

Name of Lender	Amount of Commitment	Amount of Swing Line Commitment

JPMORGAN CHASE BANK, N.A.	$130,000,000.00	$66,666,668.00

CITIBANK, N.A.	$130,000,000.00	$66,666,666.00

HSBC BANK USA, N.A.	$130,000,000.00	$66,666,666.00

WELLS FARGO BANK, NATIONAL ASSOCIATION	$115,000,000.00	$0

BANK OF AMERICA, N.A.	$100,000,000.00	$0

THE BANK OF NEW YORK MELLON	$60,000,000.00	$0

U.S. BANK, NATIONAL ASSOCIATION	$60,000,000.00	$0

BNP PARIBAS	$48,000,000.00	$0

CREDIT SUISSE AG, NEW YORK BRANCH	$48,000,000.00	$0

DEUTSCHE BANK AG NEW YORK BRANCH	$48,000,000.00	$0

MORGAN STANLEY BANK, N.A.	$48,000,000.00	$0

UBS AG, STAMFORD BRANCH	$48,000,000.00	$0

GOLDMAN SACHS BANK USA	$35,000,000.00	$0

Total:	$1,000,000,000	$200,000,000